EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

                                                                  P.O. Box 19032
                                                        Green Bay, WI 54307-9032

                                                   FOR MORE INFORMATION CONTACT:
                                                                    Cliff Bowers
                                                                  Vice President
                                                        Corporate Communications
                                                                   (920)661-2766

---------------------------
   NEWS RELEASE
   for Immediate Release
---------------------------

                         AMERICAN MEDICAL SECURITY GROUP
                 REPORTS SECOND QUARTER 2004 FINANCIAL RESULTS

         |X|      2Q 2004 EARNINGS OF $0.53 PER DILUTED SHARE
         |X|      MEDICAL MEMBERSHIP IMPROVES, DENTAL DECLINES
         |X|      INDIVIDUAL NEW-MEMBER AND INFORCE ENROLLMENT CONTINUES TO GROW

         GREEN BAY, Wis. - August 4, 2004 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS), today reported net income for the second quarter of 2004 of $7.7 million or $0.53 per diluted share. That is a 14.4% increase over net income of $6.8 million or $0.48 per diluted share for the second quarter of 2003.

         GAAP net income for the first six months of 2004 was $18.7 million or $1.28 per diluted share. Adjusted net income(1) for the same period was $15.4 million or $1.05 per diluted share excluding a gain of $3.4 million or $0.23 per diluted share (net of tax) received from a settlement of a dispute with the company's former pharmacy benefits manager (PBM). For the first six months of 2003, GAAP net income was $13.2 million or $0.96 per diluted share.

         Improving new member enrollment and persistency remains an AMS priority according to Samuel V. Miller, AMS Chairman, President & Chief Executive Officer.

                                     Ad One

         "The environment in the small group business continues to be challenging. However, we believe the individual market is strong and getting stronger," Miller said. "We will take advantage of that through our promising Health Savings Account (HSA) products and other high-deductible plans that are particularly well positioned for the individual market. We are also in the process of more than doubling the number of our MedOne specialists. These sales representatives specialize in facilitating MedOne sales through our agents."

                                    REVENUES

         Total revenues of $184.0 million for the second quarter of 2004 were down slightly compared to $185.6 million in the first quarter of 2004. Total revenues for the second quarter of 2003 were $186.1 million.

         For the first six months of 2004, total revenues were $369.6 million, compared to $372.9 million for the first six months of 2003.

         AMS said that the trend toward lower-cost, higher-deductible health plans in both its group and individual businesses is having a negative effect on growth in premium per member per month. At the same time, the company expects these plans to attract customers who will have lower utilization because of their increased financial involvement in their own health care decisions.

                                   MEMBERSHIP

         The company's medical membership increased slightly in the quarter compared to the first quarter. That progress was driven by the third consecutive quarter of new-member and inforce enrollment growth for the company's MedOne individual business.

         Total sequential health membership was down slightly due to a decline in dental membership. Total health membership was 533,834 at the end of the second quarter of 2004. That compares to 536,215 at the end of the first quarter of 2004, and 546,501 at the end of the second quarter of 2003.

                                     Ad Two

                             HEALTH SEGMENT RATIOS(1)

                              Three Months Ended             Six Months Ended
                                    June 30,                      June 30,
                              --------------------------------------------------
                              2004          2003             2004         2003
--------------------------------------------------------------------------------
HEALTH LOSS RATIO:
   GAAP                       67.3%         67.5%            65.8%        67.8%
   PBM Settlement                -             -              1.5            -
                              --------------------------------------------------
   Adjusted                   67.3%         67.5%            67.4%        67.8%


HEALTH EXPENSE RATIO:
   GAAP                       27.6%         28.0%            27.6%        27.9%


HEALTH COMBINED RATIO:
   GAAP                       94.9%         95.5%            93.5%        95.7%
   PBM Settlement                -             -              1.5            -
                              --------------------------------------------------
   Adjusted                   94.9%         95.5%            95.0%        95.7%


                            CASH FLOW & BALANCE SHEET

         Net cash used in operations in the second quarter of 2004 was $3.6 million. That compares to cash provided by operations of $2.0 million in the second quarter of 2003. Cash provided by operations was $10.4 million in the first quarter of 2004, including $5.9 million from the PBM settlement. Cash flow in the second quarter of 2004 reflects a reduction in claim inventories, an extra federal tax payment and the payment of litigation expenses.

         For the first six months of 2004, cash from operations was $6.8 million including the PBM settlement amount. For the same period of 2003, cash used in operations was $1.6 million.

         At June 30, 2004, AMS had a book value per share of $17.16. That compares to $15.27 at the end of the second quarter of 2003, and $17.11 at the end of the first quarter of 2004.

                                    Ad Three

                                EARNINGS GUIDANCE

         The company anticipates that GAAP earnings per diluted share will be approximately $0.54 for the third quarter and $0.56 for the fourth quarter of 2004. That would bring full-year 2004 earnings per diluted share to approximately $2.38. Excluding the $0.23 gain from the PBM settlement, adjusted earnings per diluted share would be approximately $2.15 for full-year 2004.(1)

                                      NOTES

(1) AMS management believes that these measures of profitability, which exclude the impact of the one-time PBM settlement, provide a meaningful presentation of the underlying earnings of the Company's continuing operations.

                                    # # # # #

         AMS WILL HOST A CONFERENCE CALL TO DISCUSS ITS FINANCIAL RESULTS ON THURSDAY, AUGUST 5, 2004, AT 10:00 A.M. (CENTRAL TIME). INTERESTED PARTIES MAY LISTEN TO THE CONFERENCE CALL LIVE VIA THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM. LISTEN-ONLY ACCESS TO THE LIVE CONFERENCE CALL IS ALSO AVAILABLE BY DIALING 785-832-0326. FOLLOWING THE LIVE CALL, A REPLAY WILL BE AVAILABLE UNTIL MIDNIGHT, SATURDAY, AUGUST 7, 2004 BY DIALING 402-530-0420. THIS PRESS RELEASE, ACCOMPANYING FINANCIAL INFORMATION AND OTHER STATISTICAL INFORMATION CONTAINED IN THE CONFERENCE CALL WILL APPEAR IN THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM.

CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, unexpected increases in health care costs; the company's ability to predict future health care costs and adequately price its products; the company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the company's ability to control expenses; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the company's existing and new products; adverse outcomes of legal proceedings; publicity about the company; development of and changes in claims and litigation reserves; general economic conditions that impact the performance of the company's investment portfolio or decisions of consumers to purchase our products; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events.

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

FINANCIAL SUPPLEMENT

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)
                                               ---------------------------------------------------------   -------------------------
                                                                         2003                                       2004
                                                 1st Qtr     2nd Qtr     3rd Qtr     4th Qtr       YTD       1st Qtr     2nd Qtr
                                               ---------------------------------------------------------   -------------------------
REVENUES
   Premiums                                    $ 179,055   $ 178,776   $ 176,735   $ 177,852   $ 712,418   $ 177,722   $ 176,528
   Investment income                               3,402       3,345       3,211       3,573      13,531       3,538       3,454
   Realized investment gain (loss)                   375          91       1,416          28       1,910          65        (117)
   Fees & other                                    4,040       3,845       3,899       4,073      15,857       4,249       4,155
                                               ----------  ----------  ---------   ---------   ---------   ---------   ----------
     Total revenues                              186,872     186,057     185,261     185,526     743,716     185,574     184,020

EXPENSES
   Benefits                                      120,598     119,315     119,218     119,366     478,497     118,505     117,392
   General and administrative                     29,284      29,244      26,908      27,989     113,425      28,187      28,349
   Commissions and selling                        24,042      24,294      24,292      24,455      97,083      24,749      24,173
   Interest expense                                  339         324         309         283       1,255         221         221
   Depreciation                                    1,777       1,664       1,673       1,660       6,774       1,591       1,470
   Amortization                                      238         239         238         188         903         163         163
                                               ----------  ----------  ---------   ---------   ---------   ---------   ----------
     Total expenses                              176,278     175,080     172,638     173,941     697,937     173,416     171,768
                                               ----------  ----------  ---------   ---------   ---------   ---------   ----------

INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                            10,594      10,977      12,623      11,585      45,779      12,158      12,252

Income taxes                                       3,997       4,151       4,735       4,318      17,201       4,515       4,506
                                               ----------  ----------  ---------   ---------   ---------   ---------   ----------
INCOME FROM CONTINUING OPERATIONS                  6,597       6,826       7,888       7,267      28,578       7,643       7,746

PBM settlement, net of tax                             -           -           -           -           -       3,356           -
Income (loss) from discontinued operations          (134)        (57)        923           -         732           -           -
                                               ----------  ----------  ---------   ---------   ---------   ---------   ----------
NET INCOME                                     $   6,463   $   6,769   $   8,811   $   7,267   $  29,310   $  10,999   $   7,746
                                               ==========  ==========  =========   =========   =========   =========   ==========

PER SHARE DATA

   Adjusted net income - diluted (1)              $ 0.47      $ 0.48      $ 0.49      $ 0.50      $ 1.94      $ 0.52      $ 0.53
   Income from continuing operations - diluted    $ 0.49      $ 0.49      $ 0.55      $ 0.50      $ 2.03      $ 0.52      $ 0.53
   Income (loss) from discontinued
      operations - diluted                        $(0.01)     $ -         $ 0.06      $ -         $ 0.05      $ -         $ -

   Net income - basic                             $ 0.50      $ 0.51      $ 0.66      $ 0.54      $ 2.21      $ 0.81      $ 0.57
   Net income - diluted                           $ 0.48      $ 0.48      $ 0.61      $ 0.50      $ 2.08      $ 0.75      $ 0.53

   Weighted average common shares - basic         12,981      13,160      13,392      13,542      13,270      13,627      13,690
   Weighted average common shares - diluted       13,575      14,015      14,340      14,464      14,100      14,585      14,666

MARGIN ANALYSIS
   Income before income taxes                       5.7%        5.9%        6.8%        6.2%        6.2%        6.6%        6.7%
   Net income                                       3.5%        3.6%        4.8%        3.9%        3.9%        5.9%        4.2%

                                               ----------------------
                                                        YTD
                                                06/30/03    06/30/04
                                               ----------------------
REVENUES
   Premiums                                    $ 357,831   $ 354,250
   Investment income                               6,747       6,992
   Realized investment gain (loss)                   466         (52)
   Fees & other                                    7,885       8,404
                                               ----------  ----------
     Total revenues                              372,929     369,594

EXPENSES
   Benefits                                      239,913     235,897
   General and administrative                     58,528      56,536
   Commissions and selling                        48,336      48,922
   Interest expense                                  663         442
   Depreciation                                    3,441       3,061
   Amortization                                      477         326
                                               ----------  ----------
     Total expenses                              351,358     345,184
                                               ----------  ----------

INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                            21,571      24,410

Income taxes                                       8,148       9,021
                                               ----------  ----------
INCOME FROM CONTINUING OPERATIONS                 13,423      15,389

PBM settlement, net of tax                             -       3,356
Income (loss) from discontinued operations          (191)          -
                                               ----------  ----------
NET INCOME                                      $ 13,232    $ 18,745
                                               ==========  ==========
PER SHARE DATA

   Adjusted net income - diluted (1)              $ 0.95      $ 1.05
   Income from continuing operations - diluted    $ 0.97      $ 1.05
   Income (loss) from discontinued
      operations - diluted                        $(0.01)     $ -

   Net income - basic                             $ 1.01      $ 1.37
   Net income - diluted                           $ 0.96      $ 1.28

   Weighted average common shares - basic         13,071      13,658
   Weighted average common shares - diluted       13,795      14,625

MARGIN ANALYSIS
   Income before income taxes                       5.8%        6.6%
   Net income                                       3.5%        5.1%

(1) - See page 8 for reconciliation of GAAP net income to adjusted net income.


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA
(IN THOUSANDS, EXCEPT MEMBERSHIP)
                                               ---------------------------------------------------------   -------------------------
                                                                          2003                                      2004
                                                 1st Qtr     2nd Qtr     3rd Qtr     4th Qtr     YTD         1st Qtr     2nd Qtr
                                               ---------------------------------------------------------   -------------------------
REVENUE MIX
   Health premiums                             $ 175,924   $ 175,703   $ 173,744   $ 174,871   $ 700,242   $ 174,810   $ 173,673
   Life premiums                                   3,131       3,073       2,991       2,981      12,176       2,912       2,855
   Investment income                               3,777       3,436       4,627       3,601      15,441       3,603       3,337
   Service fees                                    4,040       3,845       3,899       4,073      15,857       4,249       4,155
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Total revenues                           $ 186,872   $ 186,057   $ 185,261   $ 185,526   $ 743,716   $ 185,574   $ 184,020
                                               =========   =========   =========   =========   =========   =========   =========

MEMBERSHIP ANALYSIS
   Fully insured medical                         278,091     275,323     270,401     273,252     273,252     269,697     270,538
   Self funded medical                            42,704      42,568      43,858      46,012      46,012      44,400      44,538
   Dental                                        231,508     228,610     226,734     227,502     227,502     222,118     218,758
                                               ---------   ---------   ---------   ---------   ---------   ---------   ---------
      Total Health                               552,303     546,501     540,993     546,766     546,766     536,215     533,834
   Life                                          144,207     141,930     137,395     136,423     136,423     132,437     130,418


FINANCIAL STATISTICS
   Book value per share                          $ 14.68     $ 15.27     $ 15.71     $ 16.12     $ 16.12     $ 17.11     $ 17.16
   Cash flow from operations                     $(3,575)    $ 1,978     $ 9,092     $12,630     $20,125     $10,422     $(3,646)
   Return on equity, annualized                    14.2%       13.9%       15.3%       13.6%       14.3%       13.6%       13.3%
   Debt to total capital                           15.0%       14.1%       13.5%       12.2%       12.2%       11.5%       11.4%
   Common shares outstanding, net of treasury     12,936      13,254      13,434      13,511      13,511      13,549      13,678

                                               ---------------------
                                                         YTD
                                                 6/30/03     6/30/04
                                               ---------------------
REVENUE MIX
   Health premiums                             $ 351,627   $ 348,483
   Life premiums                                   6,204       5,767
   Investment income                               7,213       6,940
   Service fees                                    7,885       8,404
                                               ---------   ---------
      Total revenues                           $ 372,929   $ 369,594
                                               =========   =========

MEMBERSHIP ANALYSIS
   Fully insured medical                         275,323     270,538
   Self funded medical                            42,568      44,538
   Dental                                        228,610     218,758
                                               ---------   ---------
      Total Health                               546,501     533,834
   Life                                          141,930     130,418


FINANCIAL STATISTICS
   Book value per share                         $  15.27     $ 17.16
   Cash flow from operations                    $ (1,597)    $ 6,776
   Return on equity, annualized                    13.9%       13.6%
   Debt to total capital                           14.1%       11.4%
   Common shares outstanding, net of treasury     13,254      13,678


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS
(IN THOUSANDS)
                                                                   ------------------------------------------  ---------------------
                                                                                      2003                            2004
                                                                     3/31       6/30       9/30       12/31      3/31       6/30
                                                                   ------------------------------------------  ---------------------
ASSETS
Investments:
     Fixed maturity securities available for sale, at fair value   $ 283,595  $ 286,044  $ 286,324  $ 302,277  $ 313,813  $ 296,890
     Fixed maturity securities held to maturity, at amortized cost     3,175      3,168      3,483      3,377      3,170      3,163
     Trading securities, at fair value                                 1,142      1,217      1,254      1,424      1,582      1,700
                                                                   ---------  ---------  ---------  ---------  ---------  ----------
          Total investments                                          287,912    290,429    291,061    307,078    318,565    301,753

Cash and cash equivalents                                             20,396     22,036     30,183     17,289     18,716     19,610

Other assets:
     Property and equipment, net                                      34,112     35,118     34,445     37,446     37,441     38,485
     Goodwill and other intangibles, net                              35,468     35,229     34,283     34,095     33,932     33,769
     Other assets                                                     50,737     49,239     49,378     48,179     44,594     46,310
                                                                   ---------  ---------  ---------  ---------  ---------  ----------
          Total other assets                                         120,317    119,586    118,106    119,720    115,967    118,564
                                                                   ---------  ---------  ---------  ---------  ---------  ----------
TOTAL ASSETS                                                       $ 428,625  $ 432,051  $ 439,350  $ 444,087  $ 453,248  $ 439,927
                                                                   =========  =========  =========  =========  =========  ==========


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Medical and other benefits payable                            $ 131,650  $ 131,023  $ 127,023  $ 129,809  $ 123,426  $ 118,723
     Advance premiums                                                 17,300     16,453     16,150     15,865     16,902     14,982
     Payables and accrued expenses                                    23,466     21,039     24,020     24,099     22,539     20,281
     Notes payable                                                    33,558     33,258     32,958     30,158     30,158     30,158
     Other liabilities                                                32,736     27,860     28,162     26,332     28,436     21,005
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
          Total liabilities                                          238,710    229,633    228,313    226,263    221,461    205,149

Shareholders' equity:
     Common stock                                                     16,654     16,654     16,654     16,654     16,654     16,654
     Paid-in capital                                                 190,367    192,362    193,509    194,431    194,426    195,548
     Retained earnings                                                 9,321     16,090     24,901     32,168     43,167     50,913
     Unrealized gain on investments                                    8,090      9,964      7,521      6,133      8,869      2,094
     Treasury stock                                                  (34,517)   (32,652)   (31,548)   (31,562)   (31,329)   (30,431)
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
          Total shareholders' equity                                 189,915    202,418    211,037    217,824    231,787    234,778
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 428,625  $ 432,051  $ 439,350  $ 444,087  $ 453,248  $ 439,927
                                                                   ========== ========== ========== ========== ========== ==========


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH
(IN THOUSANDS, EXCEPT FINANCIAL STATISTICS)

                                        ----------------------------------------------------------------   -------------------------
                                                                      2003                                            2004
                                          1st Qtr      2nd Qtr       3rd Qtr      4th Qtr      YTD            1st Qtr      2nd Qtr
                                        ----------------------------------------------------------------   -------------------------
OPERATING RESULTS
   Revenues:
      Premiums                          $ 175,924    $ 175,703     $ 173,744    $ 174,871    $ 700,242      $ 174,810    $ 173,673
      Investment income                     1,715        1,683         1,596        1,675        6,669          1,568        1,496
      Other revenue                         3,965        3,772         3,828        4,008       15,573          4,193        4,104
                                        ---------    ---------     ---------    ---------    ---------      ----------   ---------
   Total revenues                         181,604      181,158       179,168      180,554      722,484        180,571      179,273

   Expenses:
      Benefits                            119,783      118,637       118,518      118,708      475,646        117,904      116,833
      PBM settlement (pre-tax)                  -            -             -            -            -         (5,339)           -
      General and administrative           29,352       29,189        27,090       28,004      113,635         28,345       28,377
      Commissions and selling              23,472       23,724        23,727       23,901       94,824         24,200       23,643
                                        ---------    ---------     ---------    ---------    ---------      ----------   ---------
   Total expenses                         172,607      171,550       169,335      170,613      684,105        165,110      168,853
                                        ---------    ---------     ---------    ---------    ---------      ----------   ---------
   Income before income taxes           $   8,997    $   9,608     $   9,833    $   9,941    $  38,379      $  15,461    $  10,420
                                        =========    =========     =========    =========    =========      ==========   =========

FINANCIAL STATISTICS

   Loss ratio                               68.1%        67.5%         68.2%        67.9%        67.9%          64.4%        67.3%

   Expense ratio:
      General and administrative            14.4%        14.5%         13.4%        13.7%        14.0%          13.8%        14.0%
      Commissions and selling               13.3%        13.5%         13.7%        13.7%        13.5%          13.8%        13.6%
                                        ---------    ---------     ---------    ---------    ---------      ----------   ---------
   Total expense ratio                      27.8%        28.0%         27.0%        27.4%        27.5%          27.7%        27.6%
                                        ---------    ---------     ---------    ---------    ---------      ----------   ---------
   Combined ratio                           95.9%        95.5%         95.3%        95.3%        95.5%          92.1%        94.9%
                                        =========    =========     =========    =========    =========      ==========   =========

   Premiums per member per month:
      Fully insured medical                 $ 181        $ 184         $ 184        $ 185        $ 183          $ 186        $ 185
      Self funded                              53           53            55           53           54             55           55
      Dental                                   23           23            24           24           23             24           24
      Short-term disability                    22           22            23           23           22             23           24

   Benefits cost per member per month:
      Fully insured medical                 $ 125        $ 124         $ 127        $ 128        $ 126          $ 119        $ 125
      Self funded                              27           36            40           29           33             39           39
      Dental                                   15           16            15           15           15             15           16
      Short-term disability                    12            8             3            4            7              6            4

                                        -----------------------
                                                   YTD
                                          6/30/03      6/30/04
                                        -----------------------
OPERATING RESULTS
   Revenues:
      Premiums                          $ 351,627    $ 348,483
      Investment income                     3,398        3,064
      Other revenue                         7,737        8,297
                                        ---------    ----------
   Total revenues                         362,762      359,844

   Expenses:
      Benefits                            238,420      234,737
      PBM settlement (pre-tax)                  -       (5,339)
      General and administrative           58,541       56,722
      Commissions and selling              47,196       47,843
                                        ---------    ----------
   Total expenses                         344,157      333,963
                                        ---------    ----------
   Income before income taxes           $  18,605    $  25,881
                                        =========    ==========

FINANCIAL STATISTICS

   Loss ratio                               67.8%        65.8%

   Expense ratio:
      General and administrative            14.4%        13.9%
      Commissions and selling               13.4%        13.7%
                                        ---------    ----------
   Total expense ratio                      27.9%        27.6%
                                        ---------    ----------
   Combined ratio                           95.7%        93.5%
                                        =========    ==========

   Premiums per member per month:
      Fully insured medical                 $ 182        $ 185
      Self funded                              53           55
      Dental                                   23           24
      Short-term disability                    22           23

   Benefits cost per member per month:
      Fully insured medical                 $ 125        $ 122
      Self funded                              31           39
      Dental                                   15           16
      Short-term disability                    10            5


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE
(IN THOUSANDS, EXCEPT FINANCIAL STATISTICS)
                                          ------------------------------------------------   -----------------   -------------------
                                                               2003                                2004                 YTD
                                          1st Qtr   2nd Qtr   3rd Qtr   4th Qtr   YTD        1st Qtr   2nd Qtr   6/30/03    06/30/04
                                          ------------------------------------------------   -----------------   -------------------
OPERATING RESULTS
   Revenues:
      Premiums                            $ 3,131   $ 3,073   $ 2,991   $ 2,981   $ 12,176   $ 2,912   $ 2,855   $ 6,204    $ 5,767
      Investment income                       133       129       121       129        512       121       114       262        235
      Other revenue                            75        73        71        65        284        56        51       148        107
                                          -------   -------   -------   -------   --------   -------   -------   -------    -------
   Total revenues                           3,339     3,275     3,183     3,175     12,972     3,089     3,020     6,614      6,109

   Expenses:
      Benefits                                837       679       700       658      2,874       601       559     1,516      1,160
      General and administrative              510       487       383       415      1,795       402       383       997        785
      Commissions and selling                 589       585       582       575      2,331       564       530     1,174      1,094
                                          -------   -------   -------   -------   --------   -------   -------   -------    -------
   Total expenses                           1,936     1,751     1,665     1,648      7,000     1,567     1,472     3,687      3,039
                                          -------   -------   -------   -------   --------   -------   -------   -------    -------
   Income before income taxes             $ 1,403   $ 1,524   $ 1,518   $ 1,527   $  5,972   $ 1,522   $ 1,548   $ 2,927    $ 3,070
                                          =======   =======   =======   =======   ========   =======   =======   =======    =======

FINANCIAL STATISTICS

   Loss ratio                               26.7%     22.1%     23.4%     22.1%      23.6%     20.6%     19.6%     24.4%      20.1%

   Expense ratio:
      General and administrative            13.9%     13.5%     10.4%     11.7%      12.4%     11.9%     11.6%     13.7%      11.8%
      Commissions and selling               18.8%     19.0%     19.5%     19.3%      19.1%     19.4%     18.6%     18.9%      19.0%
                                          -------   -------   -------   -------   --------   -------   -------   -------    -------
   Total expense ratio                      32.7%     32.5%     29.9%     31.0%      31.6%     31.3%     30.2%     32.6%      30.7%
                                          -------   -------   -------   -------   --------   -------   -------   -------    -------
   Combined ratio                           59.4%     54.6%     53.3%     53.1%      55.2%     51.9%     49.8%     57.0%      50.8%
                                          =======   =======   =======   =======   ========   =======   =======   =======    =======


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER
(IN THOUSANDS)
                                          ------------------------------------------------   -----------------   -------------------
                                                               2003                                 2004                YTD
                                          1st Qtr   2nd Qtr   3rd Qtr   4th Qtr   YTD        1st Qtr   2nd Qtr   6/30/03    6/30/04
                                          ------------------------------------------------   -----------------   -------------------
OPERATING RESULTS
   Revenues:
      Investment income                   $ 1,554   $ 1,533   $ 1,494   $ 1,769   $  6,350   $ 1,849   $ 1,844   $ 3,087    $ 3,693
      Realized investment gain (loss)         375        91     1,416        28      1,910        65      (117)      466        (52)
                                          -------------------------------------------------  --------  --------  --------   --------
   Total revenues                           1,929     1,624     2,910     1,797      8,260     1,914     1,727     3,553      3,641

   Expenses:
      Benefits                                (22)       (1)        -         -        (23)        -         -       (23)         -
      General and administrative            1,199     1,232     1,108     1,230      4,769     1,031     1,059     2,431      2,090
      Commissions and selling                 (19)      (15)      (17)      (21)       (72)      (15)        -       (34)       (15)
      Interest expense                        339       324       309       283      1,255       221       221       663        442
      Amortization of intangibles             238       239       238       188        903       163       163       477        326
                                          -------------------------------------------------  --------  --------  --------   --------
   Total expenses                           1,735     1,779     1,638     1,680      6,832     1,400     1,443     3,514      2,843
                                          -------------------------------------------------  --------  --------  --------   --------
   Income (loss) before income taxes      $   194   $  (155)  $ 1,272   $   117   $  1,428   $   514   $   284   $    39    $   798
                                          =================================================  ========  ========  ========   ========


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE)
                                                    ----------------------------------------------------   ----------------------
                                                                           2003                                    2004
                                                    1st Qtr    2nd Qtr    3rd Qtr    4th Qtr    YTD         1st Qtr     2nd Qtr
                                                    ----------------------------------------------------   ----------------------
INCOME
   GAAP Net income                                  $ 6,463    $ 6,769    $ 8,811    $ 7,267    $ 29,310    $ 10,999    $ 7,746

   Less:
   Income (loss) from discontinued operations          (134)       (57)       923          -         732           -          -
                                                    --------   --------   -------    -------    --------    --------    -------
   Income from continuing operations                  6,597      6,826      7,888      7,267      28,578      10,999      7,746

   Less:
   PBM settlement, net of tax                             -          -          -          -           -       3,356          -
   Realized investment gains (loss), net of tax         234         57        885         18       1,192          41        (74)
                                                    --------   --------   -------    -------    --------    --------    --------
   Adjusted net income                              $ 6,363    $ 6,769    $ 7,003    $ 7,249    $ 27,386    $  7,602    $ 7,820
                                                    ========   ========   =======    =======    ========    ========    ========

INCOME PER SHARE - DILUTED
   GAAP Net income per share                        $  0.48    $  0.48    $  0.61    $  0.50    $   2.08    $   0.75    $  0.53

   Less:
   Income (loss) from discontinued operations         (0.01)         -       0.06          -        0.05           -          -
                                                    --------   --------   -------    -------    --------    --------    --------
   Income from continuing operations                   0.49       0.49       0.55       0.50        2.03        0.75       0.53

   Less:
   PBM settlement, net of tax                             -          -          -          -           -        0.23          -
   Realized investment gain (loss), net of tax         0.02          -       0.06          -        0.08           -      (0.01)
                                                    --------   --------   -------    -------    --------    --------    --------
   Adjusted net income per share                    $  0.47    $  0.48    $  0.49    $  0.50    $   1.94    $   0.52    $  0.53
                                                    ========   ========   =======    =======    ========    ========    ========

                                                    --------------------
                                                           YTD
                                                    6/30/03    6/30/04
                                                    --------------------
INCOME
   GAAP Net income                                  $ 13,232   $ 18,745

   Less:
   Income (loss) from discontinued operations           (191)         -
                                                    ---------  ---------
   Income from continuing operations                  13,423     18,745

   Less:
   PBM settlement, net of tax                              -      3,356
   Realized investment gains (loss), net of tax          291        (33)
                                                    ---------  ---------
   Adjusted net income                              $ 13,132   $ 15,422
                                                    =========  =========

INCOME PER SHARE - DILUTED
   GAAP Net income per share                        $   0.96   $   1.28

   Less:
   Income (loss) from discontinued operations          (0.01)         -
                                                    ---------  ---------
   Income from continuing operations                    0.97       1.28

   Less:
   PBM settlement, net of tax                              -       0.23
   Realized investment gain (loss), net of tax          0.02          -
                                                    ---------  ---------
   Adjusted net income per share                    $   0.95   $   1.05
                                                    =========  =========